Exhibit 99.1

June 30, 2020

Analysts: Mark Muth (mark.muth@huntington.com), 614.480.4720

Media: Matt Samson (matt.b.samson@huntington.com), 312.263.0203

HUNTINGTON BANCSHARES ANNOUNCES Federal Reserve RESPONSE For 2020 CCAR CAPITAL PLAN

COLUMBUS, Ohio - Huntington Bancshares Incorporated (Nasdaq: HBAN; www.huntington.com) was notified on June 25, 2020 by the Federal Reserve that under their severely adverse economic stress scenario in the 2020 Comprehensive Capital Analysis and Review (“CCAR”), Huntington's modeled capital ratios would continue to exceed the minimum requirements under the Federal Reserve's capital adequacy rules. These stress test results support the company’s previously communicated ability to declare its current quarterly dividend of $0.15 per common share for the third quarter of 2020, subject to approval by the Board of Directors during the planned meeting in July. Our preliminary stress capital buffer requirement is at the minimum of 2.5%.

As a result of the changes in the financial markets and the macroeconomic outlook due to the COVID-19 pandemic, the Federal Reserve will provide updated scenarios for all participating banks to resubmit capital plans later this year.

“Huntington is committed to be a source of strength for our customers and our communities during these challenging economic times” said Stephen D. Steinour, chairman, president, and CEO. “Disciplined risk management, including adherence to our aggregate moderate-to-low risk appetite, and capital management provide the foundation for that commitment. We have strong capital and robust liquidity, and our core earnings power remains solid. Consistent with prior results, our performance in the severely adverse scenario remains one of the best among the regional banks and clearly reflects our expectation for strong relative performance through the cycle.”

Caution regarding Forward-Looking Statements
This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our 2019 Annual Report on Form 10-K, as well as our subsequent Securities and Exchange Commission ("SEC") filings, which are on file with the SEC and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings.”
All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

About Huntington
Huntington Bancshares Incorporated is a regional bank holding company headquartered in Columbus, Ohio, with $114 billion of assets and a network of 839 full-service branches, including 12 Private Client Group offices, and 1,434 ATMs across seven Midwestern states. Founded in 1866, The Huntington National Bank and its affiliates provide consumer, small business, commercial, treasury management, wealth management, brokerage, trust, and insurance services. Huntington also provides vehicle finance, equipment finance, national settlement, and capital market services that extend beyond its core states. Visit huntington.com for more information.

###